UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549


FORM  8-K



CURRENT REPORT
Pursuant Section 13 or 15 (d) of the Securities Exchange Act of 1934




Date of Report ( Date of earliest event reported)
February 19, 2001____________________



                            NEUROGENESIS, INC.
         (Exact name of registrant as specified in it's charter)



Delaware                   0-31437                        76-0320137
(State or other    (Commission File Number)    (IRS Employer Identification No.)
jurisdiction of
Incorporation)



2045 Space Park Drive, Suite 132
Houston, Texas                                77058
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code
_________________281-333-0177__________________



______________________________________N/A__________________________________
          (Former name or former address, if changed since last report)



Item 5.       Other Events

     ( A) On February 19, 2001 Allene Snow, Vice President of Network Marketing, a control person and a former Director, resigned her position with the Company. This was a verbal resignation and no reason was given for the action. On October 27, 2000, prior to the Company becoming a reporting company under the Securities Exchange Act of 1934, Allene Snow had resigned as a Director of the Company, stating that the reason was undue stress caused by " her insistence that things be done right for the protection of all of us." The Directors elected not to appoint an interim director to serve until the next Shareholders Meeting.

(B) The Company announced that effective February 26, 2001, Elizabeth Powell will join the company staff as

                           Director of Network Marketing .



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.



                                 _________NEUROGENESIS, INC.__________

                                            (Registrant)


Date  __February 19, 2001      By____/s/ Albert H. Bieser_____________
                                        (Signature)
                                         Albert H. Bieser
                                         President